EXHIBIT 10.66
                                  -------------

                         CONVERSION PRIVILEGE OF LENDER


     WHEREAS INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION 105 (the "Lender") has made a loan advance of $500,000.00 U.S. by way of a Promissory Note dated the 30th day of July, 2003, to ACTIVECORE TECHNOLOGIES LTD. (the "BORROWER"), a wholly-owned subsidiary of IVP TECHNOLOGY CORPORATION, (the "CORPORATION");

     In consideration of said loan advance by the Lender to the Borrower, and such other good and valuable consideration, the Corporation does hereby undertake and agree with the Lender as follows:

     (1) During the first two (2) years of the term of the loan advance under the Promissory Note, at the sole option of the Lender, the Lender shall have the right to convert the outstanding balance due under the Promissory Note, excluding interest, into common shares of the Corporation at a conversion rate of 4.5 common shares for every U.S. dollar of the loan balance outstanding at the date of exercise of the conversion right.

     (2) The parties acknowledge and agree that the converted common shares shall become free trading common shares one (1) year after the loan advance date. In the event that the conversion privilege is exercised after one year from the date of the loan advance, then the converted common shares shall immediately become free trading.

     DATED this /s/ 30th day of July, 2003.


                                 INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION 105


                                 -----------------------------------------------
                                 Name:
                                 Title:



                                 -----------------------------------------------
                                 Name:
                                 Title:



                                 -----------------------------------------------
                                 Name:
                                 Title:




                                 IVP Technology Corporation

                                 /s/ Brian Macdonald
                                 -----------------------------------------------
                                 Authorized Signing Officer
                                 Brian MacDonald